Pro Forma Adjustments	11 Months Ended
Nov. 30, 2017
Pro Forma, Unaudited
Pro Forma Adjustments

4.Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The pro forma financial statements incorporate the following pro forma adjustments:

(a)Represents the payment of cash and the issuance of 14,200,834 shares of the Company’s common stock in exchange for the SDA Mill.  This adjustment also includes the $150,000 of option payments paid to Rose prior to September 30, 2017 and the issuance of a $50,000 note payable covering escrow costs.

(b)Reflects the new Notes with a principal of $1,155,000 and an original issue discount of $105,000 issued concurrently with the acquisition.

(c)Reflects the adjustment of historical tangible assets acquired by the Company to their estimated fair values. These preliminary estimates of fair value and estimated useful lives may differ from final amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material impact on the accompanying unaudited pro forma financial statements. The adjustment also removes the assets and liabilities of the SDA Mill at November 30, 2017 that the Company did not acquire and records goodwill.

(d)Represents the elimination of the historical equity of the SDA Mill.

(e)Represents the payment of the estimated transaction costs of $112,418 related to the acquisition of the SDA Mill.

(f)Represents the net increase to interest expense resulting from interest on the $1,155,000 Notes issued as partial financing of the acquisition.

(g)Represents the change in depreciation and amortization expense resulting from the adjustment of historical tangible assets acquired by the Company to their estimated fair values.